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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                            STAR SERVICES GROUP, INC.
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             (Exact name of registrant as specified in its charter)


          FLORIDA                                           65-0893224
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 (State of incorporation                                (I.R.S. Employer
     or organization)                                  Identification No.)



 2075 NORTH POWERLINE ROAD, POMPANO BEACH, FLORIDA                   33069
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      (Address of principal executive offices)                     (Zip Code)

If this Form relates to the registration of a class of debt securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c) please check the following box. [ ]

If this Form relates to the registration of a class of debt securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d) please check the following box. [ ]

Securities Act registration statement file number to which this form relates:

                                    333-83155
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                                 (If Applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class                    Name of each exchange on which
         to be so registered                    each class is to be registered
         -------------------                    ------------------------------
                None                                        None

Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, $0.001 Par Value
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                                (Title of Class)


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ITEM 1.       DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

              Reference is made to the discussion of the Registrant's Common Stock in the section entitled "Description of Capital Stock" contained in the Registrant's Registration Statement on Form S-1 (File No. 333-83155), filed with the Securities and Exchange Commission on July 19, 1999 (as amended, the "Registration Statement"), which disclosures are incorporated by reference herein.


ITEM 2.       EXHIBITS.
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                  3.1      Articles of Incorporation*

                  3.2      Bylaws*





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*    These Exhibits are incorporated herein by reference to the identically numbered Exhibits to the Registration Statement.




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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                        STAR SERVICES GROUP, INC.



                                        By: /s/ Jack R. Casagrande
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                                                Jack R. Casagrande
                                                Chairman of the Board


Dated: December 15, 1999






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